UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2013

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2013, Landmark Apartment Trust of America, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted on the following three proposals: (i) to approve an amendment and restatement of the Company’s charter; (ii) a non-binding advisory vote authorizing the Company’s pursuit of a potential listing on a foreign stock exchange; and (iii) to elect nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. The three proposals are described in detail in the Company’s definitive proxy statement, dated April 26, 2013, as filed on Schedule 14A on April 26, 2013. As of April 19, 2013, the record date established for voting on the matters set forth above, the shares of common stock and preferred stock outstanding and entitled to vote at the meeting represented 34,335,328 votes, of which 21,743,484 shares were common stock representing 21,743,484 votes and 6,000,000 shares were preferred stock representing 12,591,844 votes. Of the aggregate shares entitled to vote as of the record date, 12,636,536.76 shares of common stock representing 12,636,536.76 votes were present at the meeting in person or by proxy and 5,000,000 shares of the preferred stock representing 10,266,263 votes were present at the meeting in person or by proxy. The preferred shares voted together as a single class with the holders of the common stock on all three proposals.

Proposal No. 1 – Approval of amendment and restatement of the Company’s charter

The voting results for the approval of the amendment and restatement of the Company’s charter are set forth below:

For	Against	Abstentions
21,768,289.46	380,566.48	753,943.82

No broker non-votes were cast in the vote regarding the amendment and restatement of the Company’s charter.

Proposal No. 2 – Non-binding advisory vote authorizing the Company’s pursuit of a potential listing on a foreign stock exchange

The voting results for this non-binding advisory vote are set forth below:

For	Against	Abstentions
21,665,050.19	550,829.34	686,857.23

No broker non-votes were cast in the vote regarding the non-binding advisory vote authorizing the Company’s pursuit of a potential listing on a foreign stock exchange. As this was a non-binding advisory vote, the Company’s board of directors will consider constructive feedback obtained through the outcome of the vote in making future decisions about a potential listing by the Company.

Proposal No. 3 – To elect nine directors, each to hold office for a one-year term expiring at the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies

Each of the nine nominees for director was elected by our stockholders by the requisite vote for approval, and the voting results are set forth below:

Name of Director	For	Withheld
Joseph G. Lubeck	22,101,700.11	801,099.66
Stanley J. Olander, Jr.	22,038,371.85	864,427.92
Andrea R. Biller	22,075,183.60	827,616.16
Glenn W. Bunting, Jr.	22,047,156.16	855,643.60
Robert A.S. Douglas	22,103,185.49	799,614.27
Ronald. D. Gaither	22,097,864.28	804,935.48
Robert A. Gary, IV	22,054,073.68	848,726.08
Edward M. Kobel	22,097,226.31	805,573.45
Michael Salkind	22,097,200.90	805,598.86

No broker non-votes were cast in the election of the Company’s directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

99.1	Report of Inspector of Election for the 2013 Annual Meeting of Stockholders of Landmark Apartment Trust of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2013	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Report of Inspector of Election for the 2013 Annual Meeting of Stockholders of Landmark Apartment Trust of America, Inc.

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